Fees Summary	Feb. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 614,818,750
Previously Paid Amount	0
Total Fee Amount	94,128.75
Total Offset Amount	0
Net Fee	$ 94,128.75